FHLB Pittsburgh

8K Debt Issuance Summary

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR
2/26/2020	3130A4CH3	2/28/2020	3/14/2025	3/14/2020	Non-Callable		Fixed Constant		2.375	3,000,000
2/26/2020	3130A4CH3	2/28/2020	3/14/2025	3/14/2020	Non-Callable		Fixed Constant		2.375	2,000,000
2/26/2020	3130A7PH2	2/28/2020	3/8/2024	3/8/2020	Non-Callable		Fixed Constant		1.875	12,000,000
2/26/2020	3130AJ4B2	2/28/2020	3/12/2027	9/12/2020	Non-Callable		Fixed Constant		1.625	2,000,000
2/26/2020	3130AJ4C0	2/28/2020	3/8/2030	9/8/2020	Non-Callable		Fixed Constant		1.750	2,000,000
2/26/2020	3130AJAV1	3/2/2020	3/2/2035	9/2/2020	Optional Principal Redemption	American	Fixed Constant	9/2/2020	2.520	10,000,000
2/26/2020	3130AJBA6	2/28/2020	9/28/2020	5/28/2020	Optional Principal Redemption	European	Variable Single Index Floater	8/28/2020		1,000,000,000
2/26/2020	313378CR0	2/28/2020	3/11/2022	3/11/2020	Non-Callable		Fixed Constant		2.250	25,000,000
2/26/2020	313382AX1	2/28/2020	3/10/2023	3/10/2020	Non-Callable		Fixed Constant		2.125	2,000,000
2/27/2020	3130A4CH3	3/2/2020	3/14/2025	3/14/2020	Non-Callable		Fixed Constant		2.375	5,000,000
2/27/2020	3130A7PH2	3/2/2020	3/8/2024	3/8/2020	Non-Callable		Fixed Constant		1.875	2,000,000
2/27/2020	3130AJB32	3/2/2020	3/2/2021	9/2/2020	Non-Callable		Fixed Constant		1.250	2,200,000
2/27/2020	3130AJBJ7	3/5/2020	3/5/2035	9/5/2020	Optional Principal Redemption	American	Fixed Constant	6/5/2020	2.500	45,000,000
2/27/2020	3130AJBM0	3/9/2020	3/9/2045	9/9/2020	Optional Principal Redemption	American	Fixed Constant	6/9/2020	2.650	50,000,000
2/27/2020	313378CR0	3/2/2020	3/11/2022	3/11/2020	Non-Callable		Fixed Constant		2.250	1,000,000
2/28/2020	3130A4CH3	3/3/2020	3/14/2025	3/14/2020	Non-Callable		Fixed Constant		2.375	5,000,000
2/28/2020	3130AJBT5	3/11/2020	3/11/2027	9/11/2020	Optional Principal Redemption	American	Fixed Constant	6/11/2020	1.850	25,000,000
2/28/2020	3130AJBV0	3/11/2020	3/11/2037	9/11/2020	Optional Principal Redemption	American	Fixed Constant	6/11/2020	2.490	35,000,000
2/28/2020	3130AJC56	3/4/2020	9/4/2020	6/4/2020	Non-Callable		Variable Single Index Floater			500,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

FHLB Pittsburgh

8K Debt Issuance Summary

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
●    American-redeemable continuously on and after the first redemption date and until maturity.
●    Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
●    European-redeemable on a particular date only.
●    Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
●    Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

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